PROMISSORY NOTE

Toronto, Canada

$8793.08

Feb 26, 2013

The undersigned, Myriad Interactive Media Inc., having an address of 7 Ingram Drive

Suite 128, in Toronto, Ontario M6M2L7 (“Borrower”), promises to pay to the order of Sean

McConnell, at 72 Cordella Ave, in Toronto, Ontario Canada M6N2J6 (“Holder”), or at such other place as the Holder hereof may hereafter designate in writing, the sum of Eight Thousand

Seven Hundred Ninety Three dollars and eight cents ($8,793.08). The principal sum of this

Promissory Note (the ”Note”) shall accrue interest at 9% per annum until February 26, 2014 (the

“Maturity Date”), at which time the entire principal balance of this Note and any accrued but unpaid interest shall be due and payable. Payments shall be applied first to accrued interest and then to principal.

Prepayment of this Note, with interest to date of payment, may be made at any time without penalty.

The undersigned Borrower agrees to pay to the Holder hereof reasonable attorney's fees, legal expenses, and lawful collection costs in addition to all other sums due hereunder, in the event of any material default under this Note.

Each payment shall be credited first to interest then due, with the remainder applied to the principal, and interest shall then cease on any portion of principal credited.

The unenforceability or invalidity of any provision of this Note as to any persons or circumstances shall not render that provision or those provisions unenforceable or invalid as to any other persons or circumstances, and all other provisions hereof, in all other respects, shall remain valid and enforceable.

Time is of the essence with respect to all provisions of this Note.

Myriad Interactive Media Inc. Feb 26 2013 - Promissory Note - Sean McConnell.doc

Presentment, demand, protest, notice of dishonor, and extension of time without notice are hereby waived, and the undersigned consents to the release of any security, or any part thereof, with or without substitution.

/s/ Derek Ivany

Signed by: Derek Ivany, C/O Myriad

/s/ Sean McConnell

Signed by: Sean McConnell